Exhibit 99.1

Edoc Acquisition Corp. Announce Postponement of Special Meeting of Shareholders to Extend the Deadline to Consummate an Initial Business Combination

● Extraordinary General Meeting of Edoc’s shareholders postponed until August 12, 2022, at 8:00 p.m., Eastern Time

NEW YORK, Aug. 12, 2022 (GLOBE NEWSWIRE) -- Edoc Acquisition Corp. (Nasdaq: ADOC, ADOCR, ADOCW, “EDOC” or the “Company”), today announced the postponement of Edoc’s extraordinary general meeting of shareholders (the “Special Meeting”) originally scheduled to be held on August 12, 2022 at 10:00 am Eastern Time. The Special Meeting has been postponed until August 12, 2022 at 8:00 p.m. Eastern Time. As previously announced, the Special Meeting will occur at the offices of Ellenoff Grossman and Schole LLP located at 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105 and virtually via live webcast at https://www.cstproxy.com/edocacquisition/ext2022.

The Special Meeting is being held to vote on the proposals described in Edoc’s definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on July 28, 2022, as supplemented by a Prospectus Supplement dated August 4, 2022 relating to a proposed amendment of Edoc’s Amended and Restated Memorandum and Articles of Association to extend Edoc’s deadline to consummate an initial business combination (the “Extension”). The record date for the determination of shareholders entitled to vote at the Special Meeting, including all adjournments thereof, remains July 18, 2022. The Edoc Board of Directors continues to recommend that shareholders vote in favor of the proposals.

As of the date of this press release, a sufficient number of Edoc’s shareholders have voted to approve the proposed extension to consummate an initial business combination. The postponement of the Special Meeting is intended to permit more time to satisfy all conditions necessary to effect the Extension.

If shareholders have any questions or need assistance in identifying the 12-digit meeting control number or any other matter please call the Company’s proxy solicitor, Advantage Proxy, at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com.

About Edoc Acquisition Corp.

Edoc Acquisition Corp. is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. The company is sponsored by an extensive network of physician entrepreneurs across 30+ medical specialties in leading medical institutions and is led by Kevin Chen, Chief Executive Officer of Edoc.

Forward Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to EDOC’s shareholder approval of the Extension, EDOC’s inability to complete an initial business combination within the required time period or, and other risks and uncertainties indicated from time to time in filings with the SEC, including EDOC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors” and other documents EDOC has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. EDOC expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in EDOC’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Additional Information and Where to Find It

EDOC urges investors, stockholders and other interested persons to read the definitive proxy statement filed with the SEC on July 28, 2022 and as supplemented on August 4, 2022 (the “Extension Proxy Statement”), as well as other documents filed by EDOC with the Securities and Exchange Commission (the “SEC”), because these documents will contain important information about EDOC and the Extension. When available, stockholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: kevin.chen@edocmed.net.

Participants in Solicitation

EDOC and its directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies of EDOC stockholders in connection with the Extension. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of EDOC’s directors and officers in the Extension Proxy Statement, which, when available, may be obtained free of charge from the sources indicated above.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extension and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of EDOC, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contact:
Edoc Acquisition Corp.
7612 Main Street Fishers
Suite 200
Victor, NY 14564
Attention: Kevin Chen